Fees Summary	Mar. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,088,792.44
Previously Paid Amount	0.00
Total Fee Amount	4,983.87
Total Offset Amount	0.00
Net Fee	$ 4,983.87